                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO EUROPEAN SMALL COMPANY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco European Small Company Fund, an investment portfolio of AIM Funds Group (Invesco Funds Group), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3)Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                            Votes
           Matters                              Votes For  Withheld
           -------                              ---------- ---------
           (1)*  David C. Arch................. 96,710,795 2,311,704
                 James T. Bunch................ 96,680,528 2,341,971
                 Bruce L. Crockett............. 96,657,286 2,365,213
                 Jack M. Fields................ 96,695,815 2,326,684
                 Martin L. Flanagan............ 96,750,066 2,272,434
                 Cynthia Hostetler............. 96,693,782 2,328,717
                 Dr. Eli Jones................. 96,661,879 2,360,620
                 Dr. Prema Mathai-Davis........ 96,637,320 2,385,179
                 Teresa M. Ressel.............. 96,672,269 2,350,230
                 Dr. Larry Soll................ 96,675,004 2,347,495
                 Ann Barnett Stern............. 96,680,209 2,342,290
                 Raymond Stickel, Jr........... 96,709,564 2,312,935
                 Philip A. Taylor.............. 96,719,988 2,302,512
                 Robert C. Troccoli............ 96,733,410 2,289,089
                 Christopher L. Wilson......... 96,741,082 2,281,417

                                                                               Votes     Votes    Broker
                                                                  Votes For   Against   Abstain  Non-Votes
                                                                  ---------- --------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and
        Declaration of Trust that would permit fund mergers and
        other significant transactions upon the Board's approval
        but without shareholder approval of such transactions.... 60,241,816 4,183,559 2,134,486 32,470,049

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Funds Group (Invesco Funds Group).

(3)   Approve changing the fundamental investment restriction
        regarding the purchase or sale of physical commodities.... 16,503,169 437,580 272,084 5,305,185

4(a)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco PowerShares Capital
        Management LLC............................................ 16,678,100 249,510 285,239 5,305,169

4(b)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco Asset Management (India)
        Private Limited........................................... 16,565,833 287,367 359,646 5,305,172

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO GLOBAL CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Core Equity Fund, an investment portfolio of AIM Funds Group (Invesco Funds Group), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                            Votes
                                                Votes For  Withheld
           Matters                              ---------- ---------
           (1)*  David C. Arch................. 96,710,795 2,311,704
                 James T. Bunch................ 96,680,528 2,341,971
                 Bruce L. Crockett............. 96,657,286 2,365,213
                 Jack M. Fields................ 96,695,815 2,326,684
                 Martin L. Flanagan............ 96,750,066 2,272,434
                 Cynthia Hostetler............. 96,693,782 2,328,717
                 Dr. Eli Jones................. 96,661,879 2,360,620
                 Dr. Prema Mathai-Davis........ 96,637,320 2,385,179
                 Teresa M. Ressel.............. 96,672,269 2,350,230
                 Dr. Larry Soll................ 96,675,004 2,347,495
                 Ann Barnett Stern............. 96,680,209 2,342,290
                 Raymond Stickel, Jr........... 96,709,564 2,312,935
                 Philip A. Taylor.............. 96,719,988 2,302,512
                 Robert C. Troccoli............ 96,733,410 2,289,089
                 Christopher L. Wilson......... 96,741,082 2,281,417

                                                                               Votes     Votes    Broker
                                                                  Votes For   Against   Abstain  Non-Votes
                                                                  ---------- --------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and
        Declaration of Trust that would permit fund mergers and
        other significant transactions upon the Board's approval
        but without shareholder approval of such transactions.... 60,241,816 4,183,559 2,134,486 32,470,049

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Funds Group (Invesco Funds Group).

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Core Equity Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                                              Votes     Votes    Broker
Matters                                                          Votes For   Against   Abstain  Non-Votes
-------                                                          ---------- --------- --------- ----------
(3)   Approve changing the fundamental investment restriction
        regarding the purchase or sale of physical commodities.. 17,283,808 1,977,987 1,476,457 11,658,687
4(a)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco PowerShares Capital
        Management LLC.......................................... 18,108,875 1,188,722 1,440,666 11,658,676
4(b)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco Asset Management
        (India) Private Limited................................. 17,759,969 1,443,659 1,534,617 11,658,694

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   INVESCO INTERNATIONAL SMALL COMPANY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco International Small Company Fund, an investment portfolio of AIM Funds Group (Invesco Funds Group), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                            Votes
           Matters                              Votes For  Withheld
           -------                              ---------- ---------
           (1)*  David C. Arch................. 96,710,795 2,311,704
                 James T. Bunch................ 96,680,528 2,341,971
                 Bruce L. Crockett............. 96,657,286 2,365,213
                 Jack M. Fields................ 96,695,815 2,326,684
                 Martin L. Flanagan............ 96,750,066 2,272,434
                 Cynthia Hostetler............. 96,693,782 2,328,717
                 Dr. Eli Jones................. 96,661,879 2,360,620
                 Dr. Prema Mathai-Davis........ 96,637,320 2,385,179
                 Teresa M. Ressel.............. 96,672,269 2,350,230
                 Dr. Larry Soll................ 96,675,004 2,347,495
                 Ann Barnett Stern............. 96,680,209 2,342,290
                 Raymond Stickel, Jr........... 96,709,564 2,312,935
                 Philip A. Taylor.............. 96,719,988 2,302,512
                 Robert C. Troccoli............ 96,733,410 2,289,089
                 Christopher L. Wilson......... 96,741,082 2,281,417

                                                                               Votes     Votes    Broker
                                                                  Votes For   Against   Abstain  Non-Votes
                                                                  ---------- --------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and
        Declaration of Trust that would permit fund mergers and
        other significant transactions upon the Board's approval
        but without shareholder approval of such transactions.... 60,241,816 4,183,559 2,134,486 32,470,049

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Funds Group (Invesco Funds Group).

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco International Small Company Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                                                    Votes   Votes   Broker
Matters                                                                  Votes For Against Abstain Non-Votes
-------                                                                  --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.................... 4,288,167 257,926 251,536 2,062,032
4(a)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco PowerShares Capital
        Management LLC.................................................. 4,371,661 154,803 271,168 2,062,029
4(b)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco Asset Management (India)
        Private Limited................................................. 4,336,651 216,732 244,249 2,062,029

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO SMALL CAP EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Small Cap Equity Fund, an investment portfolio of AIM Funds Group (Invesco Funds Group), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                            Votes
           Matters                              Votes For  Withheld
           -------                              ---------- ---------
           (1)*  David C. Arch................. 96,710,795 2,311,704
                 James T. Bunch................ 96,680,528 2,341,971
                 Bruce L. Crockett............. 96,657,286 2,365,213
                 Jack M. Fields................ 96,695,815 2,326,684
                 Martin L. Flanagan............ 96,750,066 2,272,434
                 Cynthia Hostetler............. 96,693,782 2,328,717
                 Dr. Eli Jones................. 96,661,879 2,360,620
                 Dr. Prema Mathai-Davis........ 96,637,320 2,385,179
                 Teresa M. Ressel.............. 96,672,269 2,350,230
                 Dr. Larry Soll................ 96,675,004 2,347,495
                 Ann Barnett Stern............. 96,680,209 2,342,290
                 Raymond Stickel, Jr........... 96,709,564 2,312,935
                 Philip A. Taylor.............. 96,719,988 2,302,512
                 Robert C. Troccoli............ 96,733,410 2,289,089
                 Christopher L. Wilson......... 96,741,082 2,281,417

                                                                               Votes     Votes    Broker
                                                                  Votes For   Against   Abstain  Non-Votes
                                                                  ---------- --------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and
        Declaration of Trust that would permit fund mergers and
        other significant transactions upon the Board's approval
        but without shareholder approval of such transactions.... 60,241,816 4,183,559 2,134,486 32,470,049

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Funds Group (Invesco Funds Group).

The results of the voting on the above matters were as follows:

                                                                                Votes    Votes   Broker
Matters                                                            Votes For   Against  Abstain Non-Votes
-------                                                            ---------- --------- ------- ----------
(3)   Approve changing the fundamental investment restriction
        regarding the purchase or sale of physical commodities.... 30,389,619 1,340,890 939,850 11,381,697
4(a)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco PowerShares Capital
        Management LLC............................................ 30,888,039   844,304 944,879 11,374,834
4(b)  Approve an amendment to the current Master Intergroup Sub-
        Advisory Contract to add Invesco Asset Management (India)
        Private Limited........................................... 30,667,899 1,045,726 957,836 11,380,595